EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement of United Parcel Service, Inc. on Form S-4 of our report dated February 8, 1999 (relating to the consolidated financial statements of United Parcel Service of America, Inc.), appearing in the proxy statement/prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in the proxy statement/prospectus, which is part of this Registration Statement.





/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Atlanta, Georgia
July 20, 1999

                          INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Registration Statement of United Parcel Service, Inc. on Form S-4 of our report dated July 20, 1999, appearing in the proxy statement/prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in the proxy statement/prospectus, which is part of this Registration Statement.





/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Atlanta, Georgia
July 20, 1999